UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2004

JETBLUE AIRWAYS CORPORATION

 (Exact name of registrant as specified in its charter)

Delaware	000-49728	87-0617894
(State of Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

118-29 Queens Boulevard, Forest Hills, New York  11375

           (Address of principal executive offices)            (Zip Code)

(718) 709-3026

(Registrant’s telephone number, including area code)

Item 2.02       Results of Operations and Financial Condition

                The information included in this section is being furnished pursuant to Item 2.02 - Results of Operations and Financial Condition.

                On October 28, 2004 JetBlue Airways Corporation issued a press release announcing its financial results for its third quarter ended September 30, 2004.  A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01                     Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

99.1	Press Release dated October 28, 2004 announcing financial results for the third quarter ended September 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)

Date: October 28, 2004	By:	/s/ HOLLY L. NELSON
Vice President and Controller (principal accounting officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 28, 2004 announcing financial results for the third quarter ended September 30, 2004.